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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                             --------------------
                                  FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               October 23, 1997
                      ----------------------------------
               Date of report (Date of earliest event reported)

                            SIGNATURE RESORTS, INC.
                      ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                  000-21193           95-4582157
(State or other Jurisdiction     (Commission Title     (IRS Employer
     of Incorporation)              Number)         Identification Number)

                      1875 SOUTH GRANT STREET, SUITE 650
                          SAN MATEO, CALIFORNIA 94402
                    ---------------------------------------
                   (Address of Principal Executive Offices)

                                (650) 312-7171
                      ----------------------------------
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On October 23, 1997, Signature Resorts, Inc. (the "Company") issued a press release (the "Press Release") announcing its third quarter earnings. A copy of the Press Release is attached as exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS

         Exhibit 99 - Text of Press Release issued by the Company dated October 23, 1997.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SIGNATURE RESORTS, INC.

                           By: /s/ Andrew D. Hutton
                              ----------------------
                              Name: Andrew D. Hutton
                              Title: Vice President and General Counsel


Dated: October 24, 1997

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                                 EXHIBIT INDEX

 99  Text of Press Release issued by the Company dated October 23, 1997.